SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K
                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

             Date of report (Date of earliest event reported):
                      August 8, 2003 (August 6, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

               0-8924                                73-0981865
     (Commission File Number)             (IRS Employer Identification No.)

     2526 Durant Avenue
     Berkeley, California                                           94704
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


       (Former Name or Former Address, if Changed Since Last Report)

Item 8.   Change in Fiscal Year

On August 6, 2003, the Company's Board of Directors approved a change in the Company's fiscal year end from September 30 to June 30. The Company will file a transition report on Form 10-KSB for the period October 1, 2002 to June 30, 2003, accompanied by audited financial statements for such period.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRINITY LEARNING CORPORATION
Date: August 8, 2003               By: /s/ Douglas Cole
                                   ---------------------------------------
                                   Douglas Cole, Chief Executive Officer